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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

July 30, 2001

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and six months ended June 30, 2001. The net asset value at that date was $32.33. In addition, a regular quarterly dividend of $0.37 per share was declared for shareholders of record on June 20, 2001 and was paid on June 21, 2001.

MIDYEAR REVIEW

    For the quarter, Cohen & Steers Institutional Realty Shares had a total return, based on income and change in net asset value, of 10.0%. This compares to the NAREIT Equity REIT Index* total return of 11.0%. For the six months ended June 30, 2001, the Fund's total return was 7.1% which compares to the NAREIT Equity REIT Index total return of 11.5%.

    The second quarter was another exceptional period for REIT fundamental and price performance on both an absolute and relative basis. From a fundamental perspective, REITs generally reported first quarter earnings in-line with expectations in the high single digit percentage range with few, if any, disappointments. This is in contrast to many major technology and industrial companies whose downward revisions of analyst guidance continue to weigh heavily on investor psychology and, more importantly, investor wealth. Continuing trends established in the first quarter, smaller REITs fared better in the marketplace than larger REITs, and the higher dividend yielding companies out-distanced the faster growing but lower yielding companies. We believe that this is the result of the prevailing low interest rate environment coupled with generally lower expectations for economic growth.

    In addition, and somewhat related, the best performing property sectors were the Health Care and Regional Mall sectors due to, we believe, their high dividend yields and defensive characteristics. Although we have had a strong weighting in both of these sectors this did not offset both our current growth emphasis and our high weighting in the Office sector, which has been the worst performing sector so far this year. These factors have adversely affected our results for the second quarter in a row. As we will discuss later, we do not anticipate this trend persisting.

    Of the many noteworthy developments in the past several months that are worth discussing, perhaps the most important is that investor confidence in the REIT asset class appears to be improving. The recovery of REIT share prices over the past 18 months, in concert with their distinguished fundamental performance, is probably the primary reason for this renewed respect. Evidence of this renewed interest is that mutual fund inflows have turned consistently positive for the first time in nearly a year, and recommendations of their inclusion in a diversified portfolio are becoming more prevalent in the financial community. Further, in recent weeks, REITs have been mentioned as being under consideration for inclusion in the S&P 500 Index. While if this were to happen no more than a small handful of the largest companies would be directly affected (due to the significant new demand for

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

their shares on the part of index funds), it would be a clear indication that REITs are winning acceptance by the investment community at large.

    Also in recent weeks, the IRS issued a ruling that reversed its long-standing position that REITs were passive entities. This would seemingly reverse a related position that a spin-off of corporate-owned real estate assets as a REIT was a taxable event. The new ruling recognizes REITs as fully qualified operating companies. Initially, some observers concluded that this ruling would spawn a whole new generation of REITs created from a host of industries ranging from restaurants and retailers to companies that own and occupy their own offices and other facilities. Upon reflection, however, it appears that this might not occur in the near-term due to a number of technical complications and the existing high level of equity market valuation that many large non-real estate companies now enjoy compared to the low valuation of REITs. In any case, it does appear that this opens a corporate restructuring avenue that previously did not exist, and in the future may be utilized under circumstances that perhaps we cannot now foresee. Most importantly, this IRS ruling validates the movement of REITs into the mainstream.

    With respect to the mainstream, there is a nascent move afoot by a growing number of companies and analysts in the industry (which we also support) for REITs to adopt financial reporting that is more in line with generally accepted accounting principles ('GAAP'), which means a de-emphasis on reporting funds from operations ('FFO') and a greater emphasis on earnings per share ('EPS'). Because EPS is the most widely accepted measure of corporate performance, the adoption of EPS reporting is expected by some to make REIT performance measurement more comparable to companies in other industries and, therefore, stronger competitors for incremental investment capital.

    While no single factor described above is likely to be a transforming event for the REIT industry, taken together these developments are indicative of a trend toward growing acceptance of REITs as a legitimate asset class that is worthy of wider and deeper investor interest.

INVESTMENT OUTLOOK

    In the past 15 months REITs have outperformed the S&P 500 by a record 54.5 percentage points and the NASDAQ by 90.1 percentage points, more than reversing their relative under-performance that preceded this period. As a result, it is logical for investors to ask, 'How long can this last?'

    Now that we are well into the second year of negative returns for the major market averages, investors have necessarily lowered their future return expectations. Importantly, even small changes in long-term return expectations can have a telescoping effect on future wealth accumulation. At the same time, U.S. economic uncertainties have taken their toll on profit expectations in general, which has also influenced investor return prospects. While the price/earnings multiple of the market in general has come down somewhat due to price depreciation, it is still in the higher end of its historic range. Without a decrease in prices, the expected profit decline of many S&P 500 companies will result in an even higher P/E ratio. In contrast, although REIT prices are well into a bull market, price appreciation has been accompanied by a concomitant rise in earnings. Having

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

started this move from an all-time low valuation at the beginning of 2000, REIT valuations remain in the lower end of their historic range. In light of the continued rise in REIT earnings that we expect this year and next, if REIT prices did not change from current levels they would again reach new record low valuations. Given the strong position of real estate that we see today, this concern appears to us to be unwarranted.

    Among the changing investor attitudes that we are detecting is a greater appreciation for current income. Because the average REIT dividend yield is still an historically high 6.8% and dividends have been rising, the relative attractiveness of REITs continues to grow. In effect, by owning REITs investors are able to look to dividend income to achieve a significant portion of their expected long-term returns. And, in our view the safety of these dividends is greater than ever. With REITs paying out just 60% of their cash flow as dividends, an unprecedented decline in earnings would have to occur before these dividends could possibly be in jeopardy. On the contrary, we expect to see continued dividend growth that is well in excess of the rate of inflation. From a historical perspective it is notable that even in the real estate depression of 1990-91, when dividend payout ratios were much higher, REIT earnings barely declined and industry dividends never declined.

    We expect that the consolidation trend of the past several years will continue; however, it has taken an unexpected twist, in our opinion, with larger companies merging. This is evidenced by the recent announcements of Equity Office Properties, the largest REIT, acquiring Spieker Properties, the 2nd largest office REIT, and Archstone Communities, the 4th largest apartment REIT, acquiring Charles E. Smith Residential (#9). Ironically, while many have expected small companies whose stocks are languishing to be acquired by larger companies with a lower cost of capital, just the opposite has occurred. In both of these cases the acquiring companies had a lower equity valuation than the companies they are acquiring. The motivation for buyers in these cases appears to be the strategic merits of the combination with regard to property quality or geographic presence, and not necessarily the opportunity to buy assets cheaply. This is leading to the formation of ever-larger companies that will dominate the REIT industry and, in the process, the overall real estate business.

    This consolidation trend, in combination with the increased credibility and acceptance of REITs in the investment community has some very important implications for our investment strategy. Although our performance this year has been strongly influenced by the under-performance of the larger, faster growing companies, we expect this trend to reverse itself in the second half of the year for three reasons. First, the valuation gap has closed sufficiently such that one is not paying much of a premium, if any, for faster growth. Second, it is possible that the increased dominance of the larger companies will enable them to access both capital and investment opportunities that will further boost their absolute and relative growth rates. And third, as investor capital continues to seek out REITs, whether it is by virtue of indexing to the S&P 500 or direct investor interest, it is the companies with greater size and liquidity that are likely to be the primary targets.

    We are maintaining our over-weight position in the Office sector. Its poor performance, due to fears about rising vacancy rates, is about to reverse, in our opinion. While it is true that absorption rates have dropped in recent months, we are encouraged that construction starts are also dropping quickly. As we look to a future economic recovery due to the fiscal and monetary stimulus currently in place, we are confident that shortages of

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

office space will recur in selected markets and that this will place landlords in an even stronger position than at the last peak.

    In summary, it is our belief that the position of REITs from a fundamental standpoint is unusually healthy. In contrast to many other sectors of the stock market, we believe earnings growth prospects remain strong, valuations remain very modest, dividends are highly secure, and the industry today is not vulnerable to many of the excesses that devastated affected real estate markets in previous cycles. As a result, we are confident in our ability to continue to achieve solid total returns over the long-term.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President                   Chairman

    Cohen & Steers is online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominately in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2001 (UNAUDITED)

                                                                  NUMBER         VALUE
                                                                 OF SHARES      (NOTE 1)
                                                                -----------   ------------
EQUITIES                                              98.53%
    APARTMENT/RESIDENTIAL                             17.89%
         Apartment Investment & Management Co. -- Class A....       262,200   $ 12,638,040
         Archstone Communities Trust.........................       908,500     23,421,130
         AvalonBay Communities...............................       681,800     31,874,150
         Charles E. Smith Residential Realty.................       145,000      7,271,750
         Equity Residential Properties Trust.................       482,100     27,262,755
         Essex Property Trust................................       194,500      9,637,475
                                                                              ------------
                                                                               112,105,300
                                                                              ------------
    HEALTH CARE                                        8.89%
         Health Care Property Investors......................       691,900     23,801,360
         Nationwide Health Properties........................     1,011,300     20,428,260
         Ventas..............................................     1,051,300     11,511,735
                                                                              ------------
                                                                                55,741,355
                                                                              ------------
    HOTEL                                              9.68%
         FelCor Lodging Trust................................       183,200      4,286,880
         Host Marriott Corp..................................     1,489,500     18,648,540
         MeriStar Hospitality Corp...........................       268,500      6,376,875
         Starwood Hotels & Resorts Worldwide.................       841,300     31,363,664
                                                                              ------------
                                                                                60,675,959
                                                                              ------------
    INDUSTRIAL                                         8.81%
         AMB Property Corp...................................       787,900     20,296,304
         First Industrial Realty Trust.......................        44,000      1,414,160
         ProLogis Trust......................................     1,474,500     33,500,640
                                                                              ------------
                                                                                55,211,104
                                                                              ------------
    OFFICE                                            31.34%
         Arden Realty Group..................................     1,004,600     26,822,820
         Boston Properties...................................       797,300     32,609,570
        *Brookfield Properties Corp..........................     1,094,800     20,920,665
         CarrAmerica Realty Corp.............................        34,900      1,064,450
         Equity Office Properties Trust Co...................     1,606,100     50,800,943
       **FrontLine Capital Group.............................       703,300      1,054,950
         Mack-Cali Realty Corp...............................       304,600      8,675,008
         SL Green Realty Corp................................       340,000     10,305,400
         Vornado Realty Trust................................     1,130,300     44,126,912
                                                                              ------------
                                                                               196,380,718
                                                                              ------------

                See accompanying notes to financial statements.
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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2001 (UNAUDITED)

                                                                  NUMBER         VALUE
                                                                 OF SHARES      (NOTE 1)
                                                                -----------   ------------
    OFFICE/INDUSTRIAL                                  7.25%
         Kilroy Realty Corp..................................       474,400   $ 13,805,040
         Reckson Associates Realty Corp......................       795,600     18,298,800
         Spieker Properties..................................       222,500     13,338,875
                                                                              ------------
                                                                                45,442,715
                                                                              ------------
    REAL ESTATE SERVICES                               0.01%
         **Crescent Operating................................        52,500         39,375
                                                                              ------------
    SHOPPING CENTER                                   14.66%
      COMMUNITY CENTER                                 1.66%
         Kimco Realty Corp...................................       137,700      6,520,095
         Developers Diversified Realty Corp..................       211,400      3,885,532
                                                                              ------------
                                                                                10,405,627
                                                                              ------------
      REGIONAL MALL                                   13.00%
         CBL & Associates Properties.........................       309,200      9,489,348
         General Growth Properties...........................       702,800     27,662,208
         Rouse Co............................................       490,400     14,049,960
         Simon Property Group................................       902,600     27,050,922
         Taubman Centers.....................................       230,100      3,221,400
                                                                              ------------
                                                                                81,473,838
                                                                              ------------
         TOTAL SHOPPING CENTER...............................                   91,879,465
                                                                              ------------
             TOTAL EQUITIES (Identified
                cost -- $511,889,206)........................                  617,475,991
                                                                              ------------


                                                                 PRINCIPAL
                                                                  AMOUNT
                                                                -----------
COMMERCIAL PAPER                                       1.29%
         Union Bank of Switzerland Finance, 4.08%,
           due 7/2/01
           (Identified cost -- $8,061,086)...........            $8,062,000   $  8,061,086
                                                                              ------------
TOTAL INVESTMENTS (Identified
  cost -- $519,950,292) ............................   99.82%                  625,537,077
OTHER ASSETS IN EXCESS OF LIABILITIES ................  0.18%                    1,136,973
                                                      ------                  ------------
NET ASSETS (Equivalent to $32.33 per share based on
  19,382,841 shares
  of capital stock outstanding) ....................  100.00%                 $626,674,050
                                                      ------                  ------------
                                                      ------                  ------------

-------------------
 * Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on June 30, 2001 was $31,749,200 based on an exchange rate of 1 Canadian dollar to 0.658935 U.S. dollars.
** Non-income producing security.

                See accompanying notes to financial statements.
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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2001 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $519,950,292) (Note 1).......................  $625,537,077
    Cash....................................................           449
    Dividends receivable (net of $21,349 foreign withholding
       tax payable).........................................     3,251,913
    Receivable for investment securities sold...............     2,784,234
    Receivable for fund shares sold.........................       284,601
                                                              ------------
         Total Assets.......................................   631,858,274
                                                              ------------
LIABILITIES:
    Payable for investment securities purchased.............     4,703,367
    Payable to manager......................................       377,204
    Payable for funds shares redeemed.......................       103,653
                                                              ------------
         Total Liabilities..................................     5,184,224
                                                              ------------
NET ASSETS applicable to 19,382,841 shares of $0.001 par
  value common
  stock outstanding (Note 4)................................  $626,674,050
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE:
  ($626,674,050 [div]  19,382,841 shares outstanding).......  $      32.33
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 4).........................  $501,799,016
    Undistributed net investment income.....................     1,199,047
    Accumulated net realized gain on investments sold.......    18,089,202
    Net unrealized appreciation on investments..............   105,586,785
                                                              ------------
                                                              $626,674,050
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

Investment Income (Note 1):
    Dividend income (net of $21,349 of foreign withholding
       tax).................................................  $16,884,600
    Interest income.........................................      361,419
                                                              -----------
         Total Income.......................................   17,246,019
                                                              -----------
Expenses:
    Management Fees (Note 2)................................    2,258,990
    Line of credit fees and expenses (Note 5)...............       28,385
    Registration and filing fees............................       16,928
    Directors' fees and expenses (Note 2)...................       11,275
                                                              -----------
         Total Expenses.....................................    2,315,578
                                                              -----------
    Reduction of Expenses (Note 2)..........................      (56,588)
                                                              -----------
         Net Expenses.......................................    2,258,990
                                                              -----------
Net Investment Income.......................................   14,987,029
                                                              -----------
Net Realized and Unrealized Gain on Investments:
    Net realized gain on investments........................   16,983,690
    Net change in unrealized appreciation on investments....    9,643,557
                                                              -----------
         Net realized and unrealized gain on investments....   26,627,247
                                                              -----------
Net Increase in Net Assets Resulting from Operations........  $41,614,276
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.
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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                         FOR THE          FOR THE PERIOD
                                                     SIX MONTHS ENDED   FEBRUARY 14, 2000*
                                                      JUNE 30, 2001          THROUGH
                                                       (UNAUDITED)      DECEMBER 31, 2000
                                                     ----------------   ------------------
Change in Net Assets:
    From Operations:
         Net investment income....................     $ 14,987,029        $ 25,447,139
         Net realized gain/(loss) on
            investments...........................       16,983,690            (309,970)
         Net change in unrealized appreciation on
            investments...........................        9,643,557          95,943,227
                                                       ------------        ------------
              Net increase in net assets resulting
                from operations...................       41,614,276         121,080,396
                                                       ------------        ------------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income....................      (13,787,982)        (21,673,790)
         Net realized gain on investments.........               --          (2,357,866)
         Tax return of capital....................               --            (983,970)
                                                       ------------        ------------
              Total dividends and distributions to
                shareholders......................      (13,787,982)        (25,015,626)
                                                       ------------        ------------
    Capital Stock Transactions (Note 4):
         Increase/(Decrease) in net assets from
            Fund share
            transactions..........................      (16,742,402)        519,425,388
                                                       ------------        ------------
              Total increase in net assets........       11,083,892         615,490,158

    Net Assets:
         Beginning of period......................      615,590,158             100,000
                                                       ------------        ------------
         End of period............................     $626,674,050        $615,590,158
                                                       ------------        ------------
                                                       ------------        ------------

-------------------

* Commencement of operations.

                See accompanying notes to financial statements.
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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                               FOR THE SIX       FOR THE PERIOD
                                                              MONTHS ENDED    FEBRUARY 14, 2000'D'
                                                              JUNE 30, 2001         THROUGH
PER SHARE OPERATING PERFORMANCE:                               (UNAUDITED)     DECEMBER 31, 2000
--------------------------------                               -----------     -----------------
Net asset value, beginning of period........................     $30.89              $25.00
                                                                 ------              ------
Income from investment operations:
    Net investment income...................................       0.76                1.41
    Net realized and unrealized gain on investments.........       1.38                5.87
                                                                 ------              ------
        Total from investment operations....................       2.14                7.28
                                                                 ------              ------
Less dividends and distributions to shareholders from:
    Net investment income...................................      (0.70)              (1.21)
    Net realized gain on investments........................         --               (0.12)
    Tax return of capital...................................         --               (0.06)
                                                                 ------              ------
        Total dividends and distributions to shareholders...      (0.70)              (1.39)
                                                                 ------              ------
        Net Increase in net assets..........................       1.44                5.89
                                                                 ------              ------
Net asset value, end of period..............................     $32.33              $30.89
                                                                 ------              ------
                                                                 ------              ------
Total investment return(1)..................................       7.07%              29.64%
                                                                 ------              ------
                                                                 ------              ------


RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period (in millions).....................      626.7               615.6
                                                                 ------              ------
                                                                 ------              ------
    Ratio of expenses to average daily net assets (before
      expense reduction)(2).................................       0.77%               0.79%
                                                                 ------              ------
                                                                 ------              ------
    Ratio of expenses to average daily net assets (net of
      expense reduction)(2).................................       0.75%               0.75%
                                                                 ------              ------
                                                                 ------              ------
    Ratio of net investment income to average daily net
      assets (before expense reduction)(2)..................       4.96%               5.97%
                                                                 ------              ------
                                                                 ------              ------
    Ratio of net investment income to average daily net
      assets (net of expense reduction)(2)..................       4.98%               6.01%
                                                                 ------              ------
                                                                 ------              ------
    Portfolio turnover rate(1)..............................      18.01%              20.16%
                                                                 ------              ------
                                                                 ------              ------

-------------------
 'D' Commencement of operations.
(1) Not annualized.
(2) Annualized.

                See accompanying notes to financial statements.
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                                       10





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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Institutional Realty Shares, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on October 13, 1999 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company whose primary objective is long-term growth of capital and income for institutional investors. Investment operations commenced on February 14, 2000. The Fund had no operations prior to February 14, 2000, other than the sale of 4,000 shares of common stock for $100,000 to Cohen & Steers Capital Management, Inc. at $25.00 per share.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Unrealized gains and losses on securities which result from changes in foreign exchange rates, as well as changes in market prices of securities, are included in unrealized appreciation/(depreciation) on investments.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.

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                                       11





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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

    Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Pursuant to a management agreement (the 'Management Agreement'), Cohen & Steers Capital Management, Inc. (the 'Manager') serves as the Fund's investment manager. Under the terms of the Management Agreement, the Manager provides the Fund with a continuous investment program, makes the day-to-day investment decisions, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. The Manager also is responsible, under the Management Agreement, for the performance of certain administration services for the Fund. For the services provided to the Fund, the Manager receives a monthly fee in an amount equal to 1/12th of 0.75% of the average daily net assets of the Fund. For the six months ended June 30, 2001, the Fund incurred $2,258,990 in management fees.

    The Manager has contractually agreed to reimburse the Fund so that its total annual operating expenses never exceed 0.75% of average daily net assets. This commitment will remain in place for the life of the Fund. For the six months ended June 30, 2001, the Manager paid $56,588 in expenses on behalf of the Fund.

    Administration Services: Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc., Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Total

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                                       12

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

Return Realty Fund, Inc. and Cohen & Steers Advantage Income Realty Fund, Inc. (the 'Funds') have entered into a sub-administration agreement with State Street Bank ('State Street') pursuant to which State Street performs administration functions for the Funds. The sub-administration fee paid by the Fund to State Street is computed on the basis of the net assets of the Funds at an annual rate equal to 0.040% of the first $200 million in assets, 0.030% of the next $200 million, and 0.015% of assets in excess of $400 million. The aggregate fee paid by the Funds is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used. The Manager pays for the cost of State Street's services without any additional charge to the Fund.

    Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Manager. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. For the six months ended June 30, 2001, the Manager paid $11,275 for directors fees and related expenses on behalf of the Fund.

    Other: At June 30, 2001, there was one institutional investor owning 33% of the Funds' outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2001 totaled $107,765,615 and $115,555,934, respectively.

    At June 30, 2001, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost....................................  $511,889,206
                                                    ------------
Gross unrealized appreciation.....................  $125,941,560
Gross unrealized depreciation.....................  $(20,354,775)
                                                    ------------
Net unrealized appreciation.......................  $105,586,785
                                                    ------------
                                                    ------------

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                                       13

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 4. CAPITAL STOCK

    The Fund is authorized to issue 100 million shares of capital stock at a par value of $0.001 per share. The Board of Directors of the Fund is authorized to reclassify and issue any unissued shares of the Fund without shareholder approval. Transactions in Fund shares were as follows:

                                                                 FOR THE PERIOD
                                         FOR THE               FEBRUARY 14, 2000*
                                    SIX MONTHS ENDED                 THROUGH
                                      JUNE 30, 2001             DECEMBER 31, 2000
                                -------------------------   -------------------------
                                  SHARES        AMOUNT        SHARES        AMOUNT
                                ----------   ------------   ----------   ------------
Sold..........................     769,851   $ 23,494,267    7,699,309   $223,273,912
Sold in-kind**................     106,218      3,287,445   13,314,011    328,183,733
Issued as reinvestment of
  dividends...................     251,348      7,677,938      531,210     15,337,596
Redeemed......................  (1,671,081)   (51,202,052)  (1,622,025)   (47,369,853)
                                ----------   ------------   ----------   ------------
Net increase/(decrease).......    (543,664)  $(16,742,402)  19,922,505   $519,425,388
                                ----------   ------------   ----------   ------------
                                ----------   ------------   ----------   ------------

-------------------
 * Commencement of operations.

** Certain Fund shareholders who met the minimum investment requirements of the Fund were permitted to redeem shares of the Cohen & Steers Realty Shares, Inc. in-kind and make subsequent in-kind purchases in the Fund.

NOTE 5. BORROWINGS

    Effective December 20, 2000, the Fund, in conjunction with Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Equity Income Fund, Inc. entered into a $200,000,000 Credit Agreement (the 'State Street Credit Agreement') with Fleet National Bank, as Administrative Agent, State Street Bank and Trust Company, as Operations Agent, and the Lenders identified in the State Street Credit Agreement.

    For the six months ended June 30, 2001, the Manager paid commitment fees and other expenses associated with the line of credit of $28,385 on behalf of the Fund. During the six months ended June 30, 2001, the Fund did not have any loans outstanding.

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                                       14

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

              FOR HIGH CURRENT INCOME:                                FOR TOTAL RETURN:

                  COHEN & STEERS                                       COHEN & STEERS
                EQUITY INCOME FUND                                     REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
       A, B, C AND I SHARES AVAILABLE                     REITS
       SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                SYMBOL: CSRSX

              FOR CAPITAL APPRECIATION:                                 FOR TOTAL RETURN:

                  COHEN & STEERS                                         COHEN & STEERS
                SPECIAL EQUITY FUND                               INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS
       CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
       SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                    1-800-330-REIT, OR VISIT OUR WEBSITE AT WWW.COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

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                                       15

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Willard H. Smith, Jr.
Director

Adam Derechin
Vice President and Assistant Treasurer

Lawrence B. Stoller
Assistant Secretary

KEY INFORMATION

INVESTMENT MANAGER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

FUND SUB-ADMINISTRATOR AND CUSTODIAN
State Street Corp.
225 Franklin Street
Boston, MA 02110

TRANSFER AGENT
Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, MA 02171
(800) 437-9912

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Cohen & Steers Securities, Inc.
757 Third Avenue
New York, NY 10017

NASDAQ Symbol: CSRIX

Website: www.cohenandsteers.com

Net asset value (NAV) can be found in
the daily mutual fund listings in the
financial section of most major
newspapers under Cohen & Steers.

This report is authorized for delivery
only to shareholders of Cohen & Steers
Institutional Realty Shares, Inc.
unless accompanied or preceded by the
delivery of a currently effective
prospectus setting forth details of
the Fund. Past performance, of course,
is no guarantee of future results and
your investment may be worth more or
less at the time you sell.

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                                       16

COHEN & STEERS
INSTITUTIONAL REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017


                                  COHEN & STEERS
                            INSTITUTIONAL REALTY SHARES

                            ---------------------------

                                SEMI-ANNUAL REPORT
                                  JUNE 30, 2001



                            STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as.........................'D'
The division sign shall be expressed as.........................[div]